Senior loans payable	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Senior Loans Payable
10	Senior loans payable

The 2025 Loans and Wesley Chapel Loan are collectively referred to as the Senior Loans .

The minimum annual principal payments with respect to the Senior Loans (face value) as at December 31, 2020 are as follows:

$

2021	405,698
2022	426,454
2023	296,356
2024	-
2025	400,000,000

401,128,508

2025 Senior Notes
On November 2, 2020, the Company closed its previously announced offering of $400 million of aggregate principal amount of 7.0% senior secured notes due November 1, 2025 (the 2025 Senior Notes). The net proceeds from this offering were used to repay in full the Amended May 2019 Term Loans, Revolving Facility and net derivative financial instrument liabilities, in accordance with respective contracts, and to pay related financing fees and expenses. The balance of approximately $19 million was retained as cash. The 2025 Senior Notes are fully and unconditionally guaranteed, jointly and severally, by the Company and each of its direct or indirect wholly owned subsidiaries, including the Revenue Practices, and secured against substantially all of the assets of the Company and the guarantors pari passu
with the security granted in connection with the 2020 Revolving Facility. On November 2, 2020, the 2025 Senior Notes were issued at their face value of $400 million net of debt issuance costs of approximately $11.5 million (it is considered a Level 2 liability as described in note 16). As at December 31, 2020, the 2025 Senior Notes had a face value of $400 million and an amortized cost balance of approximately, $389 million.

	2020 $	2019 $

2025 Senior Notes	388,906,059	-
Less: Current portion	-	-

	388,906,059	-

The 2025 Senior Notes indenture provides for the following (capitalized terms used below in this note and not defined elsewhere in these notes have the respective meanings given to them in the 2025 Senior Notes indenture):

•	Payments

The principal payment is due at maturity on November 1, 2025. Interest is accrued and payable every six
months on May 1 and November 1, respectively.

•	Restrictive covenants

The 2025 Senior Notes indenture restricts the Company’s ability to, among other things: incur certain additional indebtedness and issue preferred stock; make certain distributions, investments and other restricted payments; sell certain assets; agree to any restrictions on the ability of Subsidiaries (including the Revenue Practices) to make payments to the Company; create certain liens; merge, consolidate or sell substantially all of the Company’s assets; and enter into certain transactions with affiliates. These covenants are subject to exceptions and qualifications and many of these covenants will not be applicable during any period when the 2025 Senior Notes have an investment grade rating.

•	Financial covenants
There are no maintenance financial covenants. There are incurrence-based covenants related to the restrictive covenants noted above. The Company is in compliance with the covenants and has no events of default under this indenture as at December 31, 2020.

•	Events of default
Events of default under the 2025 Senior Notes indenture include, among others, failure to pay principal of or interest on the 2025 Senior Notes and certain final judgments when due (subject to appropriate periods and conditions); failure to comply, within appropriate period, with obligations under certain covenants or any provision in the 2025 Senior Notes indenture; certain events of bankruptcy or insolvency and if any Guarantee by a Significant Subsidiary is held in a judicial proceeding to be unenforceable or invalid. The occurrence of an event of default would permit the Trustee or holders of at least 25% of the 2025 Senior Notes to declare all of the 2025 Senior Notes together with unpaid accrued interest, to be immediately due and payable and to exercise other default remedies.
2020 Revolving Facility
Concurrently with the closing of the 2025 Senior Notes, the Company entered into a new revolving credit agreement (the 2020 Revolving Credit Agreement) with a US financial institution, as administrative and collateral agent, and other financial institutions, as lenders, to provide a senior secured revolving credit facility in an aggregate principal amount of $55 million (the 2020 Revolving Facility, and together with 2025 Senior Notes, the 2025 Loans), with sub-limits
for the issuance of letters of credit and for swingline loans. The 2020 Revolving Facility is secured pari passu
with the obligations under the 2025 Senior Notes. The 2020 Revolving Facility will mature on the date that is five years after the issue date (the 2020 Revolving Facility Maturity Date); provided that, if more than $50 million in aggregate principal amount of the 2025 Senior Notes is outstanding on the date that is 181 days prior to the 2020 Revolving Facility Maturity Date, then the 2020 Revolving Facility Maturity Date shall instead be the date that is 181 days prior to the 2020 Revolving Facility Maturity Date.
The availability of borrowings under the 2020 Revolving Facility is subject to customary terms and conditions. The 2020 Revolving Facility was undrawn at November 2, 2020 (it is considered a Level 3 liability as described in note 16). The issuance costs related to this credit facility were approximately $2.0 million (including approximately $0.9 million related to the prior Revolving Facility since the settlement of the Revolving Facility was considered debt modification for accounting purposes). These costs are included in security deposits and other assets in the balance sheet and are being amortized to interest expense over the term of the 2020 Revolving Facility. The annual commitment fee related to the 2020 Revolving Facility is capped at 0.5% of the aggregate principal amount of $55 million. As at December 31, 2020, the 2020 Revolving Facility had a face value and amortized cost balance of $nil (2019 - $nil).

	2020 $	2019 $
2020 Revolving Facility	-	-

The 2020 Revolving Credit Agreement provides for the following (capitalized terms used below in this note and not defined elsewhere in these notes have the respective meanings given to them in the 2020 Revolving Credit Agreement):

•	Interest

The interest rates payable on the 2020 Revolving Facility are as follows: (i) each Eurodollar Rate Loan bears interest on the outstanding principal amount at Adjusted Eurodollar Rate (effectively, LIBOR) plus the Applicable Rate; (ii) each Base Rate Loan bears interest on the outstanding principal amount at the Base Rate (the highest of (a) the Prime Rate, (b) the Federal Reserve Bank of New York Rate plus 0.5% and
(c) one-month
Adjusted Eurodollar Rate plus 1.0%) plus the Applicable Rate; and (iii) each Swingline Loan bears interest on the outstanding principal amount at the Base Rate plus the Applicable Rate. Since no amount has been drawn under the 2020 Revolving Facility as at December 31, 2020, the annualized effective interest rate under the 2020 Revolving Credit Agreement during the twelve months ended December 31, 2020 is not applicable (2019 – nil). With respect to interest rate sensitivity as at December 31, 2020, a 1% increase in variable interest rates would have increased interest expense under the 2020 Revolving Facility for the twelve months ended December 31, 2020 by $nil (2019 – $nil).

•	Restrictive covenants
In addition to certain covenants, the 2020 Revolving Credit Agreement places limits on the Company’s ability to declare dividends or redeem or repurchase capital stock (including options or warrants), prepay, redeem or purchase debt, incur liens and engage in sale-leaseback transactions, make loans and investments, incur additional indebtedness, amend or otherwise alter debt and other material agreements, engage in mergers, acquisitions and asset sales, enter into transactions with affiliates and alter the business the Company and the Subsidiaries currently conduct.

•	Financial covenant
The 2020 Revolving Credit Agreement contains a financial covenant related to a leverage ratio that is tested on the last day of any fiscal quarter (commencing with the fiscal quarter ending March 31, 2021) only if on the last day of any such fiscal quarter, the outstanding amount under the 2020 Revolving Facility (excluding certain letter of credit obligations) exceeds 30% of the total commitment under the 2020 Revolving Facility of $55 million.
Borrowings under the 2020 Revolving Facility were nil as at December 31, 2020 and therefore did not exceed 30% of the total commitment under the 2020 Revolving Facility. As a result, the Company is in compliance with the financial covenant. No event of default under the 2020 Revolving Credit Agreement had occurred as at December 31, 2020.

•	Events of default
Events of default under the 2020 Revolving Credit Agreement include, among others, failure to pay principal of or interest on the 2020 Revolving Facility when due, failure to pay any fee or other amount due, failure of any loan party to comply with any covenants or agreements in the loan documents (subject to applicable grace periods and/or notice requirements), a representation or warranty contained in the loan documents is incorrect or misleading in a material respect when made, events of bankruptcy and a change of control. The occurrence of an event of default would permit the lenders under the 2020 Revolving Credit Agreement to declare all amounts borrowed, together with accrued interest and fees, to be immediately due and payable and to exercise other default remedies.
Amended May 2019 Loans
On June 2, 2020, the Company entered into an amendment to its senior credit agreement which amended the credit agreement signed effective May 31, 2019 (such amended credit agreement, the Amended May 2019 Credit Agreement). Under the terms of the Amended May 2019 Credit Agreement, the Company received in May 2019 a term loan A and term loan B (Term Loan A, Term Loan B and collectively, Term Loans) of $66,000,000 and $266,000,000, respectively (face value) and a revolving credit facility of $50,000,000, which was increased to $69,000,000 on June 2, 2020 (the Revolving Facility, and together with the Term Loans, the Amended May 2019 Loans). In addition, among other things, the amendment adjusted Akumin’s leverage and fixed charge ratios for the four quarters ended March 31, 2021, providing the Company with greater flexibility in its financial ratio covenants. Sixteen million dollars of the Term Loan A was subject to a delayed draw, which was drawn by the Company in October 2019 to partly finance the West Palm Beach Acquisition. The term of the Amended May 2019 Loans is five years from May 31, 2019. The Amended May 2019 Loans can be increased by an additional $100,000,000 subject to certain conditions. The proceeds of the Term Loans were used during 2019 to settle in accordance with the respective contracts, the Syndicated Loans for $112,482,181, the principal outstanding under Subordinated Note and related accrued and unpaid interest for $1,596,250, partly finance the ADG Acquisitions and Deltona Acquisition in May 2019 and pay related debt issuance costs. On May 31, 2019, management determined the fair value of the Amended May 2019 Loans to be their face value of $319,300,000 net of debt issuance costs of approximately $14.8 million and a debt modification accounting adjustment of approximately $1.0 million related to the settlement of the Syndicated Loans. The fair value of the Amended May 2019 Loans was determined based on management’s estimation of assumptions that market participants would use in pricing similar liabilities (it is considered a Level 3 liability as described in note 16). As at December 31, 2019, the Amended May 2019 Loans had a balance of approximately, $338.5 million. In June 2020, the amendment costs related to the Amended May 2019 Credit Agreement were netted against the balance of the Amended May 2019 Loans. The above-noted amendment to the senior credit agreement in June 2020 was considered debt modification for accounting purposes. On November 2, 2020, the Amended May 2019 Loans and related accrued and unpaid interest and costs were settled completely in accordance with the credit agreement, for approximately $364 million using proceeds of the 2025 Senior Notes. This settlement of the May 2019 Term Loans was considered debt extinguishment for accounting purposes and a loss of approximately $18 million was recognized in the consolidated statements of operations and comprehensive income (loss). The settlement of the Revolving Facility was considered debt modification for accounting purposes and a cost of approximately $0.9 million was added to the issuance costs of the 2020 Revolving Facility.

	2020 $	2019 $

Term Loan A and Revolving Facility	-	87,824,000
Term Loan B	-	250,710,995
Less: Current portion	-	(3,320,000)

	-	335,214,995

Effective November 14, 2018, the Company entered into a derivative financial instrument contract with a financial institution in order to mitigate interest rate risk under the variable interest rate Syndicated Loans (which were settled in 2019). The derivative financial instrument is an interest rate cap rate of 3.75% (LIBOR) per annum on a notional amount of 50% of the face value of the Syndicated Term Loan ($50,000,000 as at November 14, 2018). The termination date of this arrangement is August 31, 2021. The cost of this derivative financial instrument was $155,000. The Company has not designated this interest rate cap agreement as a cash flow hedge for accounting purposes. On November 2, 2020, this derivative financial instrument was terminated and settled completely for $nil consideration (2019 asset - $597) and a loss for the year-ended December 31, 2020 of $597 was recognized in the consolidated statements of operations and comprehensive income (loss).

In addition, effective July 31, 2019, the Company entered into a derivative financial instrument, an interest rate collar contract (further amended in November 2019 and February 2020), with a financial institution in order to mitigate interest rate risk under the variable interest rate Term Loans. This derivative financial instrument has an underlying notional amount of 100% of the face value of Term Loan B ($266,000,000 as at July 31, 2019) and a termination date of July 31, 2022 with (i) a cap rate of 3.00% (LIBOR) per annum, and (ii) a floor rate of 1.1475% (LIBOR) per annum. There was no upfront cost of this derivative financial instrument. The Company has not designated this interest rate cap agreement as a cash flow hedge for accounting purposes. On November 2, 2020, this derivative financial instrument was terminated and settled completely for $4,805,000 (2019 liability - $951,702) and a loss for the year-ended December 31, 2020 of approximately $3.9 million was recognized in the consolidated statements of operations and comprehensive income (loss) in the line “Financial instruments revaluation and other (gains) losses”. During the year ended December 31, 2020, the Company incurred interest expense of $1,301,854 (2019 - $nil) with respect to this derivative financial instrument. The interest expense was paid on a monthly basis. The settlement payment with respect to this derivative financial instrument in the cashflow statement is included in the line “Loan repayments”.
Wesley Chapel Loan
As part of the Rose Acquisition in 2018, the Company, through a subsidiary, assumed a senior secured loan (Wesley Chapel Loan) of $2,000,000 (face value) as of August 15, 2018 to finance the purchase of equipment and related installation at a clinic location around Tampa Bay, Florida. It has an annual interest rate of 5.0%, matures on August 15, 2023 and has monthly repayments of $37,742. The Wesley Chapel Loan was recognized at fair value of $1,908,456 on August 15, 2018 using an effective interest rate. The fair value was determined based on management’s estimation of assumptions that market participants would use in pricing similar liabilities (it is considered a Level 3 liability as described in note 16). As at December 31, 2020, the Wesley Chapel Loan had an amortized cost balance of approximately, $1.1 million.

	2020 $	2019 $

Wesley Chapel Loan	1,079,684	1,447,327
Less: Current portion	(405,698)	(385,952)

	673,986	1,061,375

Subject to the provisions described below, the minimum annual principal payments with respect to the Wesley Chapel Loan (face value) are as follows:

$

2021	405,698
2022	426,454
2023	296,356

1,128,508

The Wesley Chapel Loan provides for the following terms:

•	Interest

5.0%.

•	Payments
Monthly payments (principal and interest) of $37,742. The minimum principal payment schedule for the Wesley Chapel Loan is noted herein.

•	Termination
August 15, 2023.

•	Restrictive covenants
In addition to certain covenants, the Wesley Chapel Loan limits the Company’s ability to dispose of the assets of Akumin Corp., which is the guarantor to the Wesley Chapel Loan.

•	Financial covenants
None.

•	Events of default
Events of default under the Wesley Chapel Loan include, among others, failure to repay the Wesley Chapel Loan in full at maturity, or to pay any other sum due hereunder within ten days of the date when the payment is due, events of insolvency or disposition of all or substantially all of the assets related to the Rose Acquisition. The occurrence of an event of default would permit the lender to declare all amounts borrowed, together with accrued interest and fees, to be immediately due and payable and to exercise other default remedies.
The Company has no events of default under the Wesley Chapel Loan as at December 31, 2020.

•	Security
The Company has granted first security interest to the lender over the equipment and leasehold improvements acquired using the proceeds of the Wesley Chapel Loan.